Independence Realty Trust, Inc. September 2014 Exhibit 99.1

Forward Looking Statements, Non-GAAP Financial Measures and Disclaimers

This document and the related presentation may contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about
Independence Realty Trust, Inc.’s (“IRT”) plans, objectives, expectations and intentions with respect to future operations, projected acquisitions of properties under contract or in IRT’s pipeline and other statements that are not historical facts.
Forward-looking statements are sometimes identified by the words “may”, “will”, “should”, “potential”, “predict”, “continue”,
“project”, “guide”, or other similar words or expressions.  These forward-looking statements are based upon the current beliefs and expectations of IRT's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. IRT does not guarantee that the assumptions underlying such forward looking statements are free from errors. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk factors and other disclosure contained in filings by IRT with the Securities and Exchange Commission (“SEC”), including, without limitation, IRT’s most recent annual and quarterly reports filed with SEC. IRT’s SEC filings are available on IRT’s website at
www.irtreit.com.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to IRT or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document and the related presentation. Except to the extent required by applicable law or regulation, IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
This document and the related presentation may contain non-U.S. generally accepted accounting principles (“GAAP”) financial measures.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this document and/or IRT’s most recent annual and quarterly reports.
This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of IRT.

•
IRT is an apartment REIT focused on building a portfolio of well-located apartment properties in supply constrained secondary and tertiary markets which generate attractive current returns with the potential for rent increases and improved operating efficiency.
–
Listed on the NYSE MKT in August 2013 – “IRT”
–
Targets markets with strong demographic and employment trends with minimal new supply
–
19 properties in 11 states representing 5,342 units at June 30, 2014
–
Focused on delivering strong risk-adjusted returns
–
Monthly common dividend of $0.06 or $0.72 annually representing a 7.1% yield with a $10.08 stock price at September 4, 2014
–
IRT is externally managed by a subsidiary of RAIT Financial Trust (NYSE: RAS) – a multi-strategy commercial real estate company with a vertically integrated platform and significant experience owning and lending against apartment properties
–
Seasoned external manager with significant resources for IRT’s benefit
Who are we?

40
39
38
37
36
35
34
33
32
31
30
Renter Households (Millions)
70%
69%
68%
67%
66%
65%
64%
63%
Homeownership Rate (%)
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
Q2 2014
Renter Households (Millions)
Homeownership Rate (%)

Attractive Apartment Industry Dynamics Support Strong Demand

IRT expects conditions will remain favorable for apartment fundamentals for the foreseeable future in secondary markets.
•
Positive Demographic Factors. The Echo boom generation (born early 80’s – ’00’s), which is significantly larger than Gen X (born early
60’s – 80’s), is entering the rental market.  Harvard research suggests that renters could make up half of all new households by 2020.
This equates to up to 7 million new renter households this decade.
•
Supply Shortage. Supply has been constrained since the recession; U.S. needs 300,000 new apartments every year to meet demand.
Supply is still playing catch-up from the impacts of the recession.  In 2010, there were only 100,804 new apartments built.  In 2013,
134,520 new apartments were built.  The majority of new developments since the downturn have been focused on primary markets.
•
Low homeownership. Changing demographic factors and lifestyles plus stringent mortgage lending standards and competition from own-to-rent investors have resulted in the homeownership rate at levels last seen in the mid-1990s
Positive Trends
Data Source: U.S. Census Bureau, National Multifamily Housing Council (NMHC), Economy.com, RAIT Financial Trust

Key Statistics - Strong Momentum in the Business

•
Since June 30, 2013, IRT has more than doubled its portfolio by number of units and properties
(1)   Weighted average monthly effective rent per occupied unit represents the average monthly rent collected for all occupied units after giving effect to tenant concessions. We do not report average effective rent per unit in the month of acquisition as it is not representative of a fullmonth of operations. Same Store weighted average effective rent per unit was $798, $795, $792, $784, and $784 for the periods presented above, respectively. Same Store is defined as properties in the portfolio as of March 31, 2013.

As of or For the Three-Month Periods Ended

June 30,
2014

March 31,
2014

December 31,
2013

September 30,
2013

June 30,
2013

Financial Statistics:

Total revenue .................................... $ 11,649  $ 8,135  $ 5,768  $ 4,787  $ 4,700
Earnings (loss) per share-diluted ........ $ (0.01) $ 0.19  $ 0.03  $ 0.03  $ 0.01
Funds from Operations (“FFO”) per
share ............................................
$ 0.18  $ 0.33  $ 0.17  $ 0.17  $ 0.23
Core funds from operations (“CFFO”)
per share ......................................
$ 0.19  $ 0.17  $ 0.20  $ 0.17  $ 0.23
Dividends declared per common
share ............................................
$ 0.18  $ 0.18  $ 0.16  $ 0.16  $ 0.16
Total Shares Outstanding ...................
17,751,540  17,742,540  9,652,540  9,643,540  5,643,540
Apartment Property Portfolio:

Reported investments in real estate
at cost ...........................................
$ 362,323  $ 320,437  $ 190,096  $ 166,665  $ 154,040
Net operating income ........................
$ 6,081  $ 4,147  $ 3,159  $ 2,373  $ 2,459
Number of properties owned............. 19  17  10  9 8
Multifamily units owned .................... 5,342  4,970  2,790  2,358  2,004
Portfolio weighted average
occupancy .....................................
93.1 93.9 94.6% 94.4% 94.2%
Weighted average monthly effective
rent per unit
  ...............................
$ 764  $ 730  $ 765  $ 784  $ 784
(1)

AK
4%
MO
3%
CO
3%
VA
4%
TX
6%
IL
7%
MS
11%
GA
8%
IN
10%
AZ
13%
OK
31%

Independence Realty Trust

•
IRT seeks to acquire well-located, stable apartment properties in secondary and tertiary markets
–
IRT owned 19 apartment properties totaling 5,342 units in 11 states at June 30, 2014
–
IRT corporate office – Philadelphia, PA
Where we are?

(1) Figures are as of and for the three months ended June 30, 2014.
Geographic Diversity (by units) (1) National Footprint (1)
Apartment Property

IRT Portfolio

Raindance Apts
Oklahoma City,
Oklahoma
Tresa at Arrowhead
Phoenix, Arizona
Augusta Apts
Oklahoma City,
Oklahoma
Belle Creek
Henderson, Colorado
Invitational Apts
Oklahoma City,
Oklahoma
Centrepoint
Tucson, Arizona
Heritage Park Apts
Oklahoma City,
Oklahoma
Cumberland Glen
Smyrna, Georgia
Windrush
Edmund,
Oklahoma
Crestmont
Marietta, Georgia
The Reserve at Eagle Ridge
Waukegan, Illinois
At June 30, 2014
Runaway Bay
Indianapolis, Indiana
Heritage Trace
Newport News, Virginia
Copper Mill
Austin, Texas
The Crossings
Jackson, Mississippi
Berkshire Square
Indianapolis, Indiana
King’s Landing
Creve Coeur, Missouri
Arbors at the
Reservoir
Ridgeland, MS
Carrington Park
Little Rock, AR

Stable, Geographically Diversified Portfolio

(1) All dates are for the year in which a significant renovation program was completed, except for Runaway Bay, King's Landing, Carrington Park and Arbors at the Reservoir, which is the year construction was completed.
(2) Units represents the total number of apartment units available for rent at June 30, 2014.
(3) Physical occupancy for each of our properties is calculated as (i) total units rented as of June 30, 2014 divided by (ii) total units available as of June 30, 2014, expressed as a percentage.
(4) Average monthly effective rent per occupied unit represents the average monthly rent for all occupied units for the three-month period ended June 30, 2014.
(5) Does not include 6,256 square feet of retail space in six units, of which 1,010 square feet of space is occupied by RAIT Residential for use as the leasing office. The remaining 5,246 square feet of space is 86% occupied by four tenants with an average monthly base rent of $1,603, or $16 per square foot per year. These five tenants engaged in the following businesses: grocery, retail and various retail services.
(6) Acquired as part of the Oklahoma City Portfolio for an aggregate purchase price of $65,000.
(7) Assumed as part of the Oklahoma City Portfolio and currently has an aggregate outstanding balance of $45,435.
(8) We do not report average effective rent per unit in the month of acquisition as it is not representative of a full month of operations. Average effective rent during the period of acquisition for Arbors at the Reservoir was $1,064.
Property Name Location Acquisition Date
Purchase
Price Debt
Year Built or
Renovated(1) Units(2)
Physical
Occupancy(3)
Average Monthly
Effective Rent per
Occupied Unit(4)
      Belle Creek Henderson, Colorado 4/29/2011 14,100 $      10,575 $      2011 162
(5)
97.5% 989 $
      Copper Mill Austin, Texas 4/29/2011 14,715         7,245           2010 320           97.5% 786
      Crestmont Marietta, Georgia 4/29/2011 13,500         6,653           2010 228           99.1% 716
      Cumberland Smyrna, Georgia 4/29/2011 13,800         6,802           2010 222           96.4% 704
      Heritage Trace Newport News, Virginia 4/29/2011 11,000         5,422           2010 200           90.5% 687
      Tresa Phoenix, Arizona 4/29/2011 36,675         27,500         2006 360           95.0% 821
      Centrepoint Tucson, Arizona 12/16/2011 29,500         17,600         2006 320           95.9% 816
      Runaway Bay Indianapolis, Indiana 10/11/2012 15,750         10,128         2002 192           95.3% 909
      Berkshire Square Indianapolis, Indiana 9/19/2013 13,250         8,612           2012 354           92.1% 584
      The Crossings Jackson, Mississippi 11/22/2013 23,000         15,313         2012 432           92.4% 735
      Reserve at Eagle Ridge Waukegan, Illinois 1/31/2014 29,000         18,850         2008 370           94.6% 934
      Augusta Oklahoma City, Oklahoma 2/28/2014 65,000
(6)
45,435
(7)
2011 197           82.2% 724
      Heritage Park Oklahoma City, Oklahoma 2/28/2014 -
(6)
-
(7)
2011 453           90.5% 619
      Invitational Oklahoma City, Oklahoma 2/28/2014 -
(6)
-
(7)
2011 344           93.0% 673
      Raindance Oklahoma City, Oklahoma 2/28/2014 -
(6)
-
(7)
2011 504           90.5% 532
      Windrush Edmond, Oklahoma 2/28/2014 -
(6)
-
(7)
2011 160           85.6% 775
      King's Landing Creve Coeur, Missouri 3/31/2014 32,700         21,200         2005 152           93.5% 1,460
      Carrington Park Little Rock, Arkansas 5/07/2014 21,500         -                1999 202           92.6% 1,066
     Arbors at the Reservoir Ridgeland, Mississippi 6/4/2014 20,250         -                2000 170           93.5% -
(8)
Total/Weighted Average 353,740 $    201,335 $    5,342        93.1% 764 $
At June 30, 2014  ($ in thousands, except per unit data)

Disciplined Approach to Acquisitions

•
Focus on acquiring  assets in
supply constrained submarkets
–
Secondary and tertiary markets
–
Sub-markets with no substantial
new apartment construction
–
Stable resident bases and
occupancy rates
–
Positive net migration trends
–
Markets with strong employment
drivers
•
Source acquisitions through existing
relationships and established
channels
–
Existing RAIT relationships
–
Existing property manager
relationships
–
Brokerage community
–
Off-market transactions
–
TIC Syndicates
•
Target Profile for Acquisitions
–
Mid-rise/garden style (150-500 units)
with good amenities
–
Acquire at less than replacement cost in
the $10 - $35M price range; with 5 to 15
year operating track record
–
In-place cash flow with room to grow
rents
–
Operating efficiencies through
professional property management
–
Well-located property with good access
and favorable local work force
conditions
Markets Sourcing Assets
1 2 3

Property Acquisition & Pipeline Update Since 6/30/2014

(1) IRT cannot assure you that it will acquire this property or that any actual acquisition price will not be significantly different from what IRT currently estimates.
(2) IRT has determined that no acquisitions in the pipeline are probable as of the date of this presentation. IRT cannot assure you that it will acquire any of the properties in the pipeline or that any actual acquisition price will not be significantly different from what IRT currently estimates.
•
Since June 30, 2014, IRT has acquired 2 properties totaling 626 units for purchase prices aggregating approximately $52.2 million
-
360 units in Memphis, TN for $27.9 million
-
266 units in Raleigh, NC for $24.3 million
•
Property under contract
(1)
-
500 unit property in Memphis, TN for $29.8 million (expected mid-September closing)
•
Additionally, IRT currently has an acquisition pipeline of approximately 2,171 units with an estimated aggregate purchase price of $229.5 million
(2)

Sponsor: RAIT Financial Trust (NYSE: RAS)

•
RAIT is a multi-strategy commercial real estate company organized as an internally-managed REIT with
$5.3 billion of assets under management as of June 30, 2014
–
RAIT’s IPO – January 1998
–
Offices in Philadelphia, New York, Chicago, and Charlotte
–
Since its inception, RAIT has originated in excess of $1.8 billion of apartment loans and has owned more than $1.1 billion of apartment properties
–
Allows RAIT to source attractive, off-market acquisition opportunities
–
Provides significant competitive advantage in targeting geographically diversified portfolios
•
Scalable “in-house” commercial real estate platform with approximately 700 employees, including property management personnel
•
Seasoned executive team with extensive real estate equity and debt experience
•
Substantial expertise lending to, owning and managing apartment properties
•
Extensive networks of contacts in the apartment industry
•
RAIT Residential, an apartment property management company that is majority-owned by RAIT, manages over 12,500 apartments in 17 states

•
RAIT is the largest stockholder in IRT with 7.3 million shares or 28.2%  of IRT’s outstanding common stock at
August 20, 2014
•
RAIT provides management and public company services to IRT
•
RAIT controls entities that advise and manage IRT and its properties
–
Externally managed by Independence Realty Advisors, a wholly-owned subsidiary of RAIT
–
Properties managed by RAIT Residential, a full-service apartment property manager that is majority-owned by
RAIT with approximately 300 employees
•
Management agreement structured to incentivize performance
–
No acquisition, disposition, or financing fees and no management fees on shareholder equity
–
No management fee on 8 properties acquired prior to August 2013; approximately $154 million of real estate
–
Low management fee (75 bps of gross real estate assets) on properties acquired after August 2013
–
Incentive fee (20% over a Core FFO yield of 7% (annualized))
Strong Alignment of Interests Between Sponsor and Stockholders

Scott F. Schaeffer
Management Team

Chairman and CEO – Independence Realty Trust, Inc. and Chairman and CEO – RAIT Financial
Trust
CEO and Manager – Independent Realty Advisors, LLC
Over 28 year career in real estate
James J. Sebra
CFO and Treasurer – Independence Realty Trust, Inc. and CFO and Treasurer – RAIT Financial
Trust
Treasurer – Independent Realty Advisors, LLC
17 years of real estate experience
Farrell M. Ender
President – Independence Realty Trust, Inc. and Senior Vice President – RAIT Financial Trust
President – Independent Realty Advisors, LLC
Over 10 years experience in the acquisition/disposition, property management, construction management of apartment properties
Raphael Licht
Manager – Independent Realty Advisors, LLC and General Counsel– RAIT Financial Trust
17 years of real estate experience

Dividend Yield
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
7.3%
7.1%
5.4%
4.6%
4.1%
4.0%
3.5%
3.5%
3.0%
APTS
IRT
TSRE
HME
AEC
MAA
CPT
UDR
AIV

Independence Realty Trust

Attractive Dividend

(1) Dividend yields based on share price as of 9/2/2014 and most recently declared quarterly dividend annualized, except for IRT, which is based on most recently declared monthly dividend annualized.
Dividend Yield (1) (%)

$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$8.7
$16.6
$19.9
$19.8
2011
2012
2013
Q1 & Q2 2014

$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$4.2
$8.6
$10.5
$10.2
2011
2012
2013
Q1 & Q2 2014

$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.46
$0.71
$0.81
$0.36
2011
2012
2013
Q1 & Q2 2014

$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.30
$0.60
$0.63
$0.54
2011
2012
2013
Q1, Q2 & Q3 2014 (1)

Independence Realty Trust

Core FFO per Share
IRT Financial Highlights

Revenue
NOI
Dividends per Share
($ in millions, except per share data)
Note: Refer to slide 18 for reconciliation of Core FFO to GAAP net income (loss).
(1) Represents a monthly dividend of $0.06 or $0.18 per quarter for Q1, Q2 & Q3.

Highlights

Strong Momentum in the Business
1
Disciplined Acquisition Strategy with Robust Pipeline
2
Strong Sponsorship and Alignment of Interest with IRT Stockholders
3
Attractive Dividend
4
5
Stable Portfolio in Supply-Constrained Markets

Appendix XXX X

Income Statement

At June 30, 2014  ($ in millions, except per unit data)

For the Three-Month
Periods Ended June 30

For the Six-Month
Periods Ended June 30

2014

2013

2014

2013

REVENUE:

Rental income ...............................................................................
$ 10,613 $ 4,218 $ 17,966 $ 8,396
Tenant reimbursement income..................................................... 436 220 802 443
Other income ................................................................................ 600 262 1,016 549
EXPENSES:

Property operating expenses ........................................................ 5,585 2,241 9,573 4,406
General and administrative expenses ........................................... 378 94 546 271
Asset Management Fees ............................................................... 501 79 647 161
Acquisition expenses ..................................................................... 152 —  514 —
Depreciation and amortization .....................................................
3,232 1,063 5,355 2,099

Total expenses .................................................................... 9,848 3,477 16,635 6,937

Operating income ........................................................................
1,801 1,223 3,149 2,451
Interest expense ........................................................................... (1,930) (899 (3,229) (1,787)
Interest income .............................................................................
1 0 5 0
Gain (loss) on assets ...................................................................... —  —  2,882 —

Net income (loss): ........................................................................
(128) 324 2,807 664
Income allocated to preferred shares ........................................... 0 (4 0 (8)
Income (loss) allocated to noncontrolling interest ......................... 0 (272 0 (604)

Net income (loss) allocable to common shares ............................
$ (128) $ 48 $ 2,807 $ 52

Earnings (loss) per share:

Basic .................................................................................... $ (0.01) $ 0.01 $ 0.17 $ 0.03

Diluted ................................................................................. $ (0.01) $ 0.01 $ 0.17 $ 0.03

Weighted-average shares:

Basic .................................................................................... 17,707,287 3,556,349 16,459,623 1,959,998

Diluted ................................................................................. 17,707,287 3,556,349 16,484,357 1,959,998

Balance Sheet

At June 30, 2014  ($ in millions, except per unit data)

As of
June 30,
2014

As of
December 31,
2013

ASSETS:

Investments in real estate:

Investments in real estate at cost ................................................................................................. $ 362,323 $ 190,096
Accumulated depreciation ............................................................................................................
(18,804) (15,775)

Investments in real estate, net ...................................................................................................... 343,519 174,321
Cash and cash equivalents .....................................................................................................................
8,054 3,334
Restricted cash ......................................................................................................................................
2,698 1,122
Accounts receivable and other assets.................................................................................................... 2,682 1,731
Intangible assets, net of accumulated amortization of $2,513 and $569, respectively ............................ 1,126 517
Deferred costs, net of accumulated amortization of $293 and $151, respectively ................................... 1,568 846
Total Assets ........................................................................................................................................... $ 359,647 $ 181,871

LIABILITIES AND EQUITY:

Indebtedness ......................................................................................................................................... $ 215,628 $ 103,303
Accounts payable and accrued expenses ............................................................................................... 5,725 2,374
Accrued interest payable .......................................................................................................................
30 63
Dividends payable ................................................................................................................................. 1,076 515
Other liabilities ...................................................................................................................................... 946 708

Total Liabilities......................................................................................................................................
223,405 106,963
Equity:

Stockholders’ equity: ....................................................................................................................

Preferred stock, $0.01 par value; 50,000,000 shares authorized, 0 and 0 shares issued and outstanding, respectively ................................................................................................
—  —
Common stock, $0.01 par value; 300,000,000 shares authorized, 17,751,540 and
9,652,540 shares issued and outstanding, including 40,000 unvested restricted common share awards, as of June 30, 2014 .....................................................................
177 96
Additional paid-in capital .....................................................................................................
140,973 78,112
Retained earnings (accumulated deficit) .............................................................................. (6,867) (3,300)

Total shareholders’ equity ...................................................................................................
134,283 74,908
Noncontrolling interests ............................................................................................................... 1,959 —

Total Equity ...........................................................................................................................................
136,242 74,908

Total Liabilities and Equity .....................................................................................................................
$ 359,647 $ 181,871

(1) Floating rate at 225 basis points over 30-day LIBOR. As of June 30, 2014, 30-day LIBOR was 0.15%. Interest only payments are due monthly. These mortgages are held by RAIT.

(2) Fixed Rate. Interest only payments are due monthly. Beginning February 1, 2016, principal and interest payments are required based on a 30-year amortization schedule.

(3) Fixed rate. Interest only payments are due monthly. Beginning February 1, 2015, principal and interest payments are required based on a 30-year amortization schedule.

(4) Contractual interest rate is 5.6%. The debt was assumed and recorded at a premium that will be amortized to interest expense over the remaining term. Principal and interest payments are required based on a 30-year amortization schedule.

(5) Fixed Rate. Interest only payments are due monthly. Beginning June 1, 2017, principal and interest payments are required based on a 30-year amortization schedule.

(6) Floating rate at 275 basis points over 30-day LIBOR. As of June 30, 2014, 30-day LIBOR was 0.15%. Interest only payments are due monthly. As of June 30, 2014, we were in compliance with all financial covenants contained in the credit facility.

Independence Realty Trust

Mortgage Indebtedness

At June 30, 2014  ($ in millions, except per unit data)

Outstanding Principal

Carrying Amount

Effective Interest Rate

Maturity Date

Belle Creek Apartments…….. $ 10,575 $ 10,575 2.4%(1)
April 28, 2021
Berkshire Square Apartments .. 8,612 8,612 4.4%(2)
January 1, 2021
Centrepoint Apartments .......... 17,600 17,600 3.7%(3)
January 1, 2019
Copper Mill Apartments ........... 7,245 7,245 5.7%
May 1, 2021
Crestmont Apartments ............. 6,653 6,653 5.7%
May 1, 2021
Cumberland Glen Apartments .. 6,802 6,802 5.7%
May 1, 2021
Heritage Trace Apartments ...... 5,422 5,422 5.7%
May 1, 2021
Runaway Bay Apartments ........ 10,128 10,128 3.6%
November 1, 2022
Tresa at Arrowhead .................. 27,500 27,500 2.4%(1)
April 28, 2021
Reserve at Eagle Ridge ............. 18,850 18,850 4.7%
March 1, 2024
OKC Portfolio ............................ 45,435 47,578 2.8%(4)
April 1, 2016
Kings’ Landing ........................... 21,200 21,200 4.0%(5)
June 1, 2021
Crossings ................................... 15,313 15,313 3.9%(5)
June 1, 2024

Total mortgage debt/
Weighted-Average...............
$ 201,335 $ 203,478 3.7%

Secured Credit Facility .............. 12,150 12,150 2.9%(6)
October 25, 2016

Total indebtedness /Weighted-
Average ...............................
$ 213,485 $ 215,628 3.6%

For the Three-Month Period Ended June 30,				For the Six-Month Period Ended June 30,			
	2014		2013		2014		2013	
	Amount	Per Share	Amount	Per Share (2)	Amount	Per Share	Amount	Per Share (2)
Funds From Operations:								
Net income (loss)	$(128)	$ (0.01)	$324	$0.06	$2,807	$0.17	$664	$0.12
Adjustments:								
Income allocated to preferred shares	-	-	(4)	(0.00)	-	-	(8)	(0.00)
Income allocated to preferred units	-	-	(88)	(0.02)	-	-	(175)	(0.03)
Real estate depreciation and amortizations	3,232	0.19	1,063	0.19	5,355	0.32	2,099	0.37
Funds From Operations	$3,104	0.18	$1,295	0.23	8,162	0.49	$2,580	$0.46
Weighted-average shares-diluted	17,707,287	17,707,287	5,643,122	5,643,122	16,484,357	16,484,357	5,632,028	5,632,028
Core Funds From Operations:								
Funds From Operations	$3,104	$0.18	$1,295	$0.23	$8,162	$0.49	$2,580	$0.46
Adjustments:								
Equity based compensation	112	0.00	-	-	142	0.01	-	-
Acquisition fees and expenses	152	0.01	-	-	514	0.03	-	-
(Gains) losses on assets	-	-	-	-	(2,882)	(0.17)	-	-
Core Funds From Operations	$3,368	$0.19	$1,295	$0.23	$5,936	$0.36	$2,580	$0.46
Weighted-average shares-diluted	17,707,287	17,707,287	5,643,122	5,643,122	16,484,357	16,484,357	5,632,028	5,632,028

(1) We believe that FFO and Core FFO, each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. Core FFO is a computation made by analysts and investors to measure a real estate company's operating performance by removing the effect of items that do not reflect ongoing property operations, including acquisition expenses, expensed costs related to the issuance of shares of our common stock, gains or losses on real estate transactions and equity-based compensation expenses, from the determination of FFO. We incur acquisition expenses in connection with acquisitions of real estate properties and expense those costs when incurred in accordance with U.S. GAAP. As these expenses are one-time and reflective of investing activities rather than operating performance, we add back these costs to FFO in determining Core FFO. Our calculation of Core FFO differs from the methodology used for calculating Core FFO by some other REITs and, accordingly, our Core FFO may not be comparable to Core FFO reported by other REITs. Our management utilizes FFO and Core FFO as measures of our operating performance, and believes they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash items, such as depreciation and amortization expenses, and with respect to Core FFO, acquisition expenses and pursuit costs that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare our operating performance between periods. Furthermore, although FFO, Core FFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we also believe that FFO and Core FFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. We also use Core FFO for purposes of determining the quarterly incentive fee, if any, payable to our advisor. Neither FFO nor Core FFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and Core FFO do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor Core FFO should be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity.

(2) Weighted-average shares—diluted includes 5,274,900 limited partnership units that were exchanged for common stock on May 7, 2013.

Non-GAAP Financial Measures: FFO and CFFO (1) 21